UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)      January 6, 2005
                                                --------------------------------

                               Enesco Group, Inc.
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             (Exact name of registrant as specified in its charter)

           Illinois                    0-1349                     04-1864170
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(State or other jurisdiction        (Commission                 (IRS Employer
      of incorporation)             File Number)             Identification No.)

225 Windsor Drive, Itasca, IL                                     60143
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(Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code   (630) 875-5300
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Item 5.02 Appointment of Principal Officer and Election of Director

On January 6, 2005, the Board of Directors of Enesco Group, Inc. appointed Cynthia Passmore-McLaughlin, effective January 15, 2005, as its Chief Executive Officer and elected Ms. Passmore-McLaughlin to the Board of Directors. Ms. Passmore-McLaughlin has been serving as President since October 1, 2004.

A copy of the press release issued January 10, 2005 is attached as Exhibit 99. Enesco does not intend for Exhibit 99 to be deemed "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934 or to be incorporated by reference into filings under the Securities Act of 1933.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                      Enesco Group, Inc.
                                             -----------------------------------
                                                         (Registrant)



Date: January 10, 2005                       By: /s/ Cynthia Passmore-McLaughlin
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                                                 Cynthia Passmore-McLaughlin
                                                 President


                                  EXHIBIT INDEX


Exhibit No.    Description

  99 Enesco Press Release dated January 10, 2005 announcing the appointment of Cynthia Passmore-McLaughlin as its Chief Executive Officer and election of Ms. Passmore-McLaughlin to the Board of Directors effective January 15, 2005.